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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                          Form 8-K

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 20, 1997


                    HFB FINANCIAL CORPORATION
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  (Exact name of registrant as specified in its charter)


          Tennessee               0-20956           61-1228266
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(State or other jurisdiction    (Commission     (I.R.S. Employer
of incorporation)               File Number)  Identification No.)


1602 Cumberland Avenue, Middlesboro, Kentucky          40965
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(608) 248-1095
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                         Not Applicable
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  (Former name or former address, if changed since last report)
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Item 4. Changes in Registrant's Certifying Accountant.
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     On May 20, 1997, HFB Financial Corporation (the "Regis
trant"), with the approval of the Board of Directors, determined to dismiss the Registrant's independent public auditors, Grover Greweling & Co., PSC, and to engage George S. Olive & Co. as the Registrant's independent public auditors. The Board of Direc tors' decision to engage George S. Olive & Co. is based on that firm's larger community-based financial institution practice and the result of a competitive process with five accounting firms.
Grover Greweling & Co., PSC's reports on the financial statements of the Registrant for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or account ing principles. During the two most recent fiscal years and the interim period subsequent to August 2, 1996 through May 20, 1997
(date of dismissal), there have not been any disagreements between the Registrant and Grover Greweling & Co., PSC on any mater of accounting principles or practices, consolidated finan cial statement disclosure or audit scope procedure.

     George S. Olive & Co. has been engaged as the Registrant's independent public auditors effective immediately. The Regis trant has not requested or obtained any advice from George S. Olive & Co. concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinions that might be rendered on the Registrant's consolidated financial statements. A copy of a letter from Grover Greweling & Co., PSC in response to this item is attached hereto as Exhibit 16.

     Also on May 20, 1997, the Board of Directors of the Regis trant declared a five for three stock split in the form of a 66 2/3% stock dividend, payable on June 30, 1997, to stockholders of record as of June 15, 1997. For more information, reference is made to the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.
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     Exhibit 16   Letter From Grover Greweling & Co., PSC,
                  the Registrant's Former Accountant.

     Exhibit 99.1 Press Release regarding stock split in form of a stock dividend.

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                       SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                        COMMUNITY FINANCIAL CORP.




                       By: /s/ David B. Cook
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                           David B. Cook
                           President

Date:  May 30, 1997

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